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                                                                    EXHIBIT 23


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in Registration Statement No. 333-91935 on Form S-3 of TXU Electric Delivery Transition Bond Company LLC of our report on the financial statements dated March 29, 2005 appearing in this Annual Report on Form 10-K of TXU Electric Delivery Transition Bond Company LLC for the year ended December 31, 2004.


/s/ DELOITTE & TOUCHE LLP

Dallas, Texas
March 29, 2005